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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 12, 2004



                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                        000-32883                13-4088127
(State or other jurisdiction      (Commission              (IRS Employer
of  incorporation)                File Number)         Identification Number)



    5677 Airline Road, Arlington, Tennessee                     38002
     (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (901) 867-9971


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Item 7. Financial Statements and Exhibits

        (c)  Exhibits

             The following exhibit is being furnished as part of this report:

    Exhibit
    Number                                       Description
-----------------   ------------------------------------------------------

     99           Press release issued by Wright Medical Group, Inc. on
                  February 12, 2004.

Item 12.   Results of Operations and Financial Condition

       On February 12, 2004, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date:  February 12, 2004

                                WRIGHT MEDICAL GROUP, INC.


                                By:    /s/ F. Barry Bays
                                   ---------------------------------------------
                                       F. Barry Bays
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX

   Exhibit
   Number                                       Description
------------   -------------------------------------------------------------

     99        Press release issued by Wright Medical Group, Inc. on February
               12, 2004.